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                                                                     Exhibit 4.1

[JILL KELLY PRODUCTIONS LOGO]

NUMBER
JKP

                      JILL KELLY PRODUCTIONS HOLDING, INC.
                              A NEVADA CORPORATION

                                                                    COMMON STOCK

                                                                       SHARES

                                                               CUSIP 47741U 10 8
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



THIS
CERTIFIES
THAT




is the
owner of

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE
                                 PER SHARE, OF

                      JILL KELLY PRODUCTIONS HOLDING, INC.

                              CERTIFICATE OF STOCK


(the "Company") transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of and subject to, the provisions of the Company's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrant.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: 10-2-03                                                           10-2-03

       [JILL KELLY PRODUCTIONS HOLDING, INC. CORPORATE SEAL 1998 NEVADA]

/s/ Robert Friedland                                        /s/ Robert Friedland
     SECRETARY                                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                               (JERSEY CITY, NJ)
BY                                                                TRANSFER AGENT
                                                                   AND REGISTRAR

                                                              AUTHORIZED OFFICER